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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 26, 2004


                          Allied Waste Industries, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


               1-14705                                  88-0228636

        (Commission File Number)               (IRS Employer Identification No.)


15880 N. Greenway-Hayden Loop, Suite 100
           Scottsdale, Arizona                                   85260
(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700

                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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





Item 1.02 Termination of a Material Definitive Agreement

On October 25, 2004, Allied Waste Industries, Inc. and Thomas H. Van Weelden terminated Mr. Van Weelden's employment agreement, effective immediately, except for those provisions that have continuing effect under the terms of the agreement, as amended. As a result of the termination of the employment agreement (a) Mr. Van Weelden will be entitled to all of the compensation and benefits to which he would have been entitled under the employment agreement, as amended, as if the agreement had continued through May 30, 2005, (b) effective May 31, 2005, Mr. Van Weelden will be entitled to all of the severance compensation and benefits as provided in the employment agreement, as amended, and (c) Mr. Van Weelden will be entitled to receive his full annual incentive compensation, if any, for fiscal 2004 in the same manner and at the same time that other named officers of Allied Waste are paid their annual incentive compensation for the fiscal year ending December 31, 2004.



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Effective October 25, 2004, Thomas H. Van Weelden resigned as a director and as President of Allied Waste Industries, Inc.

(c) Effective October 25, 2004, Charles H. Cotros, the Chairman of the Board and Chief Executive Officer of Allied Waste, was elected as President of Allied Waste.

Item 8.01 Other Events.

On October 26, 2004, Allied Waste Industries, Inc. issued the following press release:

Contact:  Michael Burnett
          Vice President, Investor Relations
          480-627-2785


                                                          FOR IMMEDIATE RELEASE
                                                          ---------------------



                       ALLIED WASTE ANNOUNCES RESIGNATION
                       OF THOMAS H. VAN WEELDEN, PRESIDENT

Scottsdale, AZ - October 26, 2004 - Allied Waste Industries, Inc. (NYSE: AW), a leading waste services company, today announced the resignation of Thomas H. Van Weelden as President and as a member of the Board of Directors, to pursue other interests. Mr. Van Weelden's resignation is effective immediately. In connection with his resignation, Mr. Van Weelden will be entitled to the compensation and benefits provided for in his employment agreement.

Charles H. Cotros, Chairman of the Board of Directors and Chief Executive Officer said, "We thank Tom for all of his contributions to Allied Waste, and wish him much success in the future."

Mr. Cotros will serve as President, as well as Chairman of the Board and Chief Executive Officer.

Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of September 30, 2004, the Company served customers through a network of 315 collection companies, 167 transfer stations, 167 active landfills and 57 recycling facilities in 37 states.





Item 9.01 Financial Statements and Exhibits.

(a)    Not applicable.

(b)     Not applicable.

(c)     Exhibits.

        Exhibit
        Number      Description
        -------     -----------

         10.01 Executive Employment Agreement between the Company and Thomas H. Van Weelden effective January 1, 2004. Exhibit
                    10.1 to the Registrant's Report on Form 10-Q for the quarter ended March 31, 2004 is incorporated herein by reference.

         10.02 First Amendment to Executive Employment Agreement between Allied Waste Industries, Inc. and Thomas H. Van Weelden effective October 4, 2004. Exhibit 10.3 to the Registrant's Current Report on Form 8-K dated October 6, 2004 is incorporated herein by reference.

         10.03 Second Amendment to Executive Employment Agreement between Allied Waste Industries, Inc. and Thomas H. Van Weelden, effective October 25, 2004.

----------------------
* Filed herewith.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ALLIED WASTE INDUSTRIES, INC.


                            By: /s/ PETER S. HATHAWAY
         ---------------------------------------------------------------
                                Peter S. Hathaway
              Executive Vice President and Chief Financial Officer





Date:  October 26, 2004

               SECOND AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT


ALLIED WASTE INDUSTRIES, INC., a Delaware corporation ("Company") and THOMAS H. VAN WEELDEN ("Executive") hereby enter into this Second Amendment to Executive Employment Agreement ("Second Amendment"), effective October 25, 2004 ("Effective Date"), to set forth certain modifications to the Executive's Executive Employment Agreement which was made effective January 1, 2004, and amended effective October 4, 2004 ("Agreement"). The parties hereby agree as follows:

1. Termination of the Agreement. The Company and the Executive hereby agree to terminate the Agreement (except with respect to those provisions of the Agreement, including the provisions of this Second Amendment, which, according to Agreement have continuing effect following its termination), effective immediately, subject to the provisions of this Second Amendment. The parties further hereby agree that, notwithstanding any contrary provisions of the Agreement, (a) the Executive shall be entitled to all of the compensation and benefits to which he would have been entitled under the Agreement, as amended by
Section 2 of this Second Amendment, as if the Agreement had continued through May 30, 2005, (b) effective May 31, 2005, the Executive shall be entitled to all of the compensation and benefits as provided in Section 6.3 of the Agreement, as amended by Section 2 of this Second Amendment, and (c) for purposes of Sections
6.3 and 10.3 of the Agreement, the "Date of Termination" shall be May 31, 2005.

2. Amendment to Section 4.1 of the Agreement. The first sentence of Section 4.1 of the Agreement is hereby amended by deleting "One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00)" and replacing it with "One Million Two Hundred Fifty Thousand Eight Hundred Twenty Six Dollars ($1,250,826.00)".

3. Amendment to Section 6.3 of the Agreement. Section 6.3(a) of the Agreement is hereby amended by adding a new Section 6.3(a)(4) to read as follows: "The Company shall pay to the Executive his full Annual Incentive Compensation, if any, for fiscal year 2004 (i.e., there shall be no pro ration of this amount) in the same manner and at the same time that other named officers of the Company are paid their annual incentive compensation for the fiscal year ending December 31, 2004."

Dated: October 25, 2004.           ALLIED WASTE INDUSTRIES, INC.


                                   By___________________________________
                                   Its____________________________________
                                                                  "Company"



Dated: October 25, 2004            _____________________________________
                                   Thomas H. Van Weelden

                                                                "Executive"